Tema Space Innovators ETF Trading Symbol: NASA Listed on NYSE Arca, Inc. Summary Prospectus March 30, 2026 as amended April 23, 2026 www.temaetfs.com

The “NASA” ticker symbol for the Fund solely functions as a means for investors and their financial advisers or brokers to engage in transactions in shares of the Fund that trade on the NYSE. The National Aeronautics and Space Administration or “NASA” has no affiliation with the Fund, its investment adviser or its distributor. The National Aeronautics and Space Administration has not sponsored, co-sponsored, or endorsed the Fund or its investment management, nor has it had any role in the development, creation and promotion of the Fund.

Before you invest, you may want to review the Tema Space Innovators ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated March 30, 2026 as amended April 23, 2026 are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at https://temaetfs.com/nasa. You can also get this information at no cost by calling at 1.888.744.1377.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TEMA SPACE INNOVATORS ETF – FUND SUMMARY

Investment Objective

Tema Space Innovators ETF (the “Fund”) seeks to provide long-term growth.

Fund Fees and Expenses

The table below describes the fees and expenses that you pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Acquired Fund Fees and Expenses	0.19%
Total Annual Fund Operating Expenses	0.94%
Fee Waiver/Expense Reimbursement(1)	0.07%	(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.87%

(1)	Tema ETFs LLC (the “Adviser”) has contractually agreed to waive its management fee in an amount equal to any acquired fund fees and expenses, subjected to the Cap as defined below, attributable to the Fund’s investments in Special Purpose Vehicles (“SPVs”), such that total annual fund operating expenses (excluding 12b-1 fees, interest, taxes, brokerage commissions, capitalized expenditures, and extraordinary expenses) do not exceed 0.75% of the Fund’s average daily net assets until at least June 28, 2027, unless earlier terminated by the Board of Trustees (the “Board”) of Tema ETF Trust (the “Trust”) for any reason at any time. The Adviser may not terminate the fee waiver during the contractual period. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment. The “Cap” is defined to be the lesser of $500,000 or the amount of advisory fees required to be waived by the Adviser from the inception of the Fund to June 28, 2027.
(2)	The amount shown reflects non-recurring transaction fees previously borne by the Fund in connection with its investment in SPVs. These fees were incurred at the time of acquisition and do not represent ongoing or recurring expenses associated with those existing investments. The Fund does not expect to incur additional transaction fees with respect to those previously acquired investments. To the extent the Fund acquires interests in additional SPVs in the future, transaction-related costs may be incurred at that time; such costs may differ from those reflected herein.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$77	$240

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs and higher taxes when shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses table or in the Example above, may affect the Fund’s performance. Because the Fund is newly organized, there is no portfolio turnover to report.

Principal Investment Strategies of the Fund

The Fund is an actively managed exchange-traded fund (“ETF”) that under normal circumstances seeks to achieve its investment objective by investing at least 80% of its net assets, which include borrowings for investment purposes, in domestic and foreign, common and preferred stocks of publicly listed companies that are engaged in “space-related business”.

A company is engaged in “space-related business” if at least 50% of their annual revenue is related to products or services performing any kind of function that is carried out by hardware, software or humans physically located in space. Examples of a “space-related business’ include space exploration (including design of commercial space crafts, space tourism, scientific research or delivery of equipment or cargo to space); rockets and propulsion systems (including products and services directly related to space vehicle systems or equipment, space pay-load, or other materials and equipment used to build space crafts or other vehicles used in space); satellite equipment and communications solutions (including systems and software for satellite-based communication) and other satellite equipment (including satellite equipment, systems or software for areas such as research, earth observation, space imaging or GPS); orbital and suborbital platforms for launching, servicing and operating rockets, satellites, and systems in space; operating, deploying and maintaining any form of space system from launch vehicle to satellites; and software and data collected from space and used for imagery or intelligence purposes. The definition also includes companies whose products and services are used wholly on earth but have an intricate link to space. For example, companies in the global positioning system (GPS) navigation system business.

The Fund may also invest in companies where a space-related service or product plays a significant role in the generation of revenues but is less than 50% of the annual revenue. An example of this is an aerospace or defense company that manufactures systems and hardware involving space but does not derive more than 50% of its annual revenue from said “space-related business”.

“Space” is defined as the region beyond Earth’s atmosphere, generally considered to begin at an altitude of approximately 100 kilometers (62 miles) above mean sea level (the ‘Kármán line’), including Earth orbit and cislunar space. This definition is supported by international aeronautics standard bodies and other organizations such as the Federation Aeronautique Internationale.

The term “Innovators” refers to companies that the Adviser believes are engaged in the development, advancement, or commercialization of new or emerging technologies, products, services, or business models related to space-related business. The Adviser’s determination of whether a company is an “innovator” is based on qualitative and quantitative factors, which may include, but is not limited to, the company’s research and development activities, intellectual property, capital investment in new technologies, and the extent to which its products or services contribute to the evolution of the space economy. The term “Innovators” is descriptive in nature and does not require that a company be newly formed or that innovation constitute a specific percentage of the company’s revenues.

The Adviser believes that in the future, additional companies engaged in other space-related businesses will emerge. These businesses would include space related scientific research, space colonization/infrastructure; space resource exploration/extraction; space-based military/defense systems; expanded space tourism, including transportation and hospitality; and space technologies that enable the space economy.

The Fund’s portfolio generally is expected to consist of more than 15 companies but not more than 100 companies. The number of portfolio companies may change depending on the number of companies available for investment that meet the Fund’s criteria.

The Fund will invest in micro-, small-, medium- and large capitalization companies. The Fund generally will invest in companies that have a market capitalization of at least $100 million and there is no upper limit on the market capitalization of a portfolio company. The Fund generally invests in companies that have at least a three-month average daily traded value of at least $500,000.

A significant portion of the Fund’s assets are expected to be invested in the United States and Canada. The Fund may invest up to 25% of its assets in securities of companies located in emerging markets, as defined by Morgan Stanley Capital International (MSCI) categorization. MSCI defines emerging markets, as opposed to developed markets, as countries with lower-to-middle income levels that meet specific criteria for market size, liquidity, and accessibility to international investors. Currently, MSCI deems the following countries to be emerging markets: Brazil, Chile, Colombia, Mexico, Peru, Czech Republic Egypt Greece Hungary Kuwait Poland, Qatar, Saudi Arabia, South Africa, Turkey, UAE, China, India, Indonesia, South Korea, Malaysia, Philippines, Taiwan and Thailand.

The Fund may also invest in depositary receipts of foreign corporations.

The Fund may invest, to the extent permissible under applicable law, in privately placed or restricted securities (including Rule 144A securities, which are privately placed securities purchased by qualified institutional buyers), illiquid securities and securities in which no secondary market is readily available, including those of private companies. Issuers of these securities may not have a class of securities registered, and may not be subject to periodic reporting.

The Fund will not engage in currency hedging and is expected to own foreign currency for short periods of time for the purposes of buying and selling non-US listed securities and collecting dividends and/or coupon payments from those securities.

The Fund relies on the professional judgment of its Adviser to make decisions about the Fund’s portfolio investments.

The basic investment philosophy of the Adviser is to seek to invest in companies within the aforementioned thematic universe that are attractively valued when compared to their fundamentals and growth opportunities. The Adviser’s security selection process for identifying companies within the aforementioned theme uses both “top down” idea generation (sector, theme, company research) and “bottom up” security selection (valuation, fundamental, quantitative, qualitative measures) approaches.

In practice “top down” idea generation means fundamental sector research, quantitative tools (for example screening based on metrics such as five-year historic revenue growth, margins, or returns on invested capital) and the Adviser’s own expertise, are used to narrow down the specific thematic research universe.

Once this is defined “bottom up” security analysis involves the Adviser comparing valuation multiples (such as free cash flow yield, price to book ratio and price to earnings ratio or enterprise value to total invested capital, among others) to fundamental metrics (such as organic revenue growth, margins, returns on invested capital and equity, among others). Investments are deemed attractively valued when compared to fundamentals if the valuation multiples are below and fundamentals are above either (1) peers (2) the companies own historic averages (3) or prospective forecasts (as determined by the Adviser). Buttressing this is a detailed fundamental research profile of each company assessing business model, competitive edge, management incentives and track record, and balance sheet.

The Adviser integrates environmental, social and corporate governance (“ESG”) considerations into its investment analysis. This is in support of both the objective of maximizing return and the broader analysis of risks associated with individual companies. The Adviser, however, does not use ESG considerations to limit, restrict or otherwise exclude companies or sectors from the Fund’s investment universe.

ESG factors in this context include, but are not limited to, the impact on or from climate change, natural resource use, waste management practices, human capital management, product safety, supply chain management, corporate governance, business ethics and advocacy for governmental policy.

As part of its investment analysis the Adviser will consider the following, which form part of a holistic assessment of each individual investment opportunity that itself determines selection of the highest conviction securities into the portfolio that the Adviser believes represent the best risk reward for investors:

●	The Adviser, as part of its company assessment, will look closely at any material non-financial and ESG related risks that might significantly impair the future financial performance of the company. Such risks will be given equal prominence in analysis to any financial only risks. ESG considerations may not be applicable to all types of instruments or investments.

●	Where deemed appropriate the Adviser may engage with companies directly on issues, either through meetings or in written form. This includes but is not limited to improving governance practices, aligning management incentives, and increasing transparency of ESG practices.

In making these considerations the Adviser will use both internal and external data sources and analyses including, but not limited to, those provided by companies directly or by third parties. These considerations also inform monitoring of existing positions.

The Fund will concentrate (i.e., invest more than 25% of its total assets) its investments collectively in the following industries: communications, industrials, information technology and materials. The Fund will invest a significant amount of its total assets in the aerospace and defense sector.

The Fund may invest in foreign securities listed on foreign exchanges as well as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).

The Fund is classified as a “non-diversified” investment company under the 1940 Act which means that it may invest a high percentage of its assets in a limited number of issuers.

The Fund may engage in securities lending.

The Fund may lend portfolio securities to certain borrowers, provided that the borrowers post collateral at least equal to the current market value of the securities loaned. The Fund receives the value of any interest earned on the collateral as well as the cash or non-cash distributions paid on the loaned securities.

Principal Risks of Investing in the Fund

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Industry Concentration Risk. Because the Fund’s assets will be concentrated in an industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries.

Aerospace and Defense Industry Risk. The aerospace and defense industries can be significantly affected by government regulation and spending policies because companies involved in these sectors rely, to a significant extent, on government demand for their products and services. The financial condition of companies in these industries are heavily influenced by government defense spending, which may be reduced in efforts to control government budgets. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.

Sector Focus Risk. The Fund may invest a significant portion of its assets in one or more sectors and thus will be more susceptible to the risks affecting those sectors than funds that have more diversified holdings across a number of sectors. The Fund anticipates that it may be subject to some or all of the risks described below.

Industrials Sector Risk. Industrials companies convert unfinished goods into finished durables used to manufacture other goods or provide services. Examples of industrials companies include companies involved in the production of electrical equipment and components, industrial products, manufactured housing and telecommunications equipment, as well as defense and aerospace companies. General risks of industrials companies include the general state of the economy, exchange rates, commodity prices, intense competition, consolidation, domestic and international politics, government regulation, import controls, excess capacity, consumer demand and spending trends. In addition, industrials companies may also be significantly affected by overall capital spending levels, economic cycles, rapid technological changes, delays in modernization, labor relations, environmental liabilities, governmental and product liability and e-commerce initiatives.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of any of these rights may adversely affect the profitability of these companies or the Fund’s performance.

Materials Sector Risk. Companies in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical advances, labor relations, over-production, litigation and government regulations, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Telecommunications Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals or the enactment of new adverse regulatory requirements may adversely affect the business of the telecommunications companies. The telecommunications sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications, product compatibility, consumer preferences, rapid obsolescence and research and development of new 16 products. Other risks include those related to regulatory changes, such as the uncertainties resulting from such companies’ diversification into new domestic and international businesses, as well as agreements by any such companies linking future rate increases to inflation or other factors not directly related to the actual operating profits of the otherwise.

Space Risk. The exploration of space by private industry and the utilization of space assets is a business focused on the future and is witnessing new entrants into the market. The exploitation and utilization of space is a global industry with a growing number of corporate participants looking to meet the future needs of a growing global population. Therefore, investments in the Fund will be riskier than traditional investments in established industry sectors, while the growth of these companies may be slower and subject to setbacks as new technology advancements are made to expand into space.

Absence of Prior Active Market Risk. While the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. The Fund’s Distributor does not maintain a secondary market in shares.

Active Management Risk. The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will produce the desired results or expected returns, which may cause the Fund to fail to meet its investment objective or to underperform its benchmark index or funds with similar investment objectives and strategies. Furthermore, active trading that can accompany active management may result in high portfolio turnover, which may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund. Active trading may also result in adverse tax consequences.

Authorized Participant Concentration Risk. Only an Authorized Participant (as defined below) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value per share (“NAV”) and possibly face trading halts and/or delisting.

Common Stock Risk. Common stock holds the lowest priority in the capital structure of a company, and, therefore, takes the largest share of the company’s risk and its accompanying volatility. The value of the common stock held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or facts relating to specific companies in which the Fund invests.

Currency Risk. The Fund may invest its assets in securities denominated in non-U.S. currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of the shares. Because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currency, increases. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may change quickly and without warning and you may lose money.

Cybersecurity and Disaster Recovery Risks. Information and technology systems relied upon by the Fund, the Adviser, the Fund’s other service providers (including, but not limited to, the Fund Accountant, Custodian, Transfer Agent, Administrator and Distributor), market makers, Authorized Participants, financial intermediaries and/or the issuers of securities in which the Fund invests may be vulnerable to damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons, security breaches, usage errors, power outages and catastrophic events such as fires, tornadoes, floods, hurricanes and earthquakes. Although the Adviser and the Fund’s other service providers have implemented measures to manage risks relating to these types of events, if these systems are compromised, become inoperable for extended periods of time or cease to function properly, significant investment may be required to fix or replace them. The failure of these systems and/or of disaster recovery plans could cause significant interruptions in the operations of the Fund, the Adviser, the Fund’s other service providers, market makers, Authorized Participants, financial intermediaries and/or issuers of securities in which the Fund invests and may result in a failure to maintain the security, confidentiality or privacy of sensitive data, impact the Fund’s ability to calculate its NAV or impede trading.

Depositary Receipt Risk. The Fund may invest in depositary receipts which involve similar risks to those associated with investments in foreign securities. Investments in depositary receipts may be less liquid than the underlying shares in their primary trading market.

ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR or GDR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR or GDR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR or GDR holders. Because unsponsored ADR and GDR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and GDRs and voting rights with respect to the deposited securities that are not passed through.

Developed Country Risk. The Fund’s investments in developed country issuers subject the Fund to legal, regulatory, political, currency, security, economic, and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. Certain developed countries have experienced security concerns, such as war, terrorism, and strained international relations. Incidents involving a country’s or region’s security may cause uncertainty in its markets and may adversely affect its economy and the Fund’s investments. In addition, developed countries may be adversely impacted by changes in the economic conditions of key trading partners, regulatory burdens, debt levels, and the price or availability of certain commodities.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Emerging Markets Securities Risk. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets, and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Investing in emerging markets also involves other risks, including limited availability and reliability of information material to an investment decision, less developed legal systems with fewer security holder rights, and less uniformity in accounting and reporting requirements.

Fluctuation of Net Asset Value Risk. The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for shares on  NYSE Arca, Inc. (the “Exchange”). The Adviser cannot predict whether the shares will trade below, at or above their NAV. The Fund’s market price may deviate from the value of its underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the Fund shares bought or sold. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange and may, therefore, have a material effect on the market price of the Fund’s shares.

Foreign Custody Risk. The Fund may hold foreign securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by local banks, agents and depositories.

Foreign Securities Risk. Investments in securities (including ADRs and GDRs) of foreign issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax) changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. The value of foreign securities is also affected by the value of the local currency relative to the U.S. Dollar. GDRs may be other than dollar denominated and may be issued in several countries.

Initial Public Offering (“IPO”) Risk. IPO shares frequently are volatile in price, and may be held for only a short period of time, leading to increased portfolio turnover and expenses, such as commissions and transaction costs. When sold, IPO shares may result in realized taxable gains.

Investment Risk. An investment in the Fund is subject to investment risk including the possible loss of the entire principal amount that you invest.

Issuer-Specific Risk. Fund performance depends on the performance of individual securities to which the Fund has exposure. Issuer-specific events, including changes in the financial condition of an issuer, can have a negative impact on the value of the Fund.

Large-Capitalization Risk. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. The securities of large-capitalization companies may also be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

Market Risk and Selection Risk. The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss. Investors in the Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, climate change or climate related risks, natural disasters, pandemics, epidemics, war, terrorism, regulatory events, governmental or quasi-governmental actions, and public health emergencies. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets.

Market Trading Risk. Shares of the Fund may trade on the Exchange above or below their NAV. The NAV of shares of the Fund will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s shares are currently listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares of the Fund inadvisable.

Micro-Capitalization Risk. The micro-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of micro-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

National Closed Market Trading Risk. To the extent that securities or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between such asset’s current price and its last quoted price (i.e., the quote from the closed foreign market to the Fund). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s holdings trade on a closed foreign market or when a foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other funds.

New Fund Risk. A new or smaller fund is subject to the risk that its performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new and smaller funds may not attract sufficient assets to achieve investment and trading efficiencies. There can be no assurance that the Fund will achieve an economically viable size. Further, an active trading market for shares of the Fund may not develop or be maintained.

Non-Diversified Fund Risk. The Fund is a non-diversified investment company under the Investment Company Act of 1940 (the “1940 Act”), meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Privately Placed Securities Risk. The Fund may invest in non-exchange traded, privately placed securities, including privately placed securities issued by special purpose vehicles, which are subject to liquidity and valuation risks. These risks may make it difficult for those securities to be traded or valued, especially in the event of adverse economic and liquidity conditions or adverse changes in the issuer’s financial condition. The market for certain non-exchange traded securities may be limited to institutional investors, subjecting such investments to further liquidity risk if a market were to limit institutional trading. There may also be less information available regarding such non-exchange traded securities than for publicly traded securities, which may make it more difficult for the Adviser to fully evaluate the risks of investing in such securities and as a result place the Fund’s assets at greater risk of loss than if the Adviser had more complete information. In addition, the issuers of non-exchange traded securities may be distressed, insolvent, or delinquent in filing information needed to be listed on an exchange. Disposing of nonexchange traded securities, including privately placed securities, may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Securities purchased in private placements may be subject to legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration.

Satellite Companies Concentration Risk. The Fund may be concentrated in securities of companies that operate or utilize satellites which are subject to manufacturing delays, launch delays or failures, and operational and environmental risks (such as signal interference or space debris) that could limit their ability to utilize the satellites needed to deliver services to customers. Some companies that operate or utilize satellites do not carry commercial launch or in-orbit insurance for the full value of their satellites and could face significant impairment charges if the satellites experience full or partial failures. Rapid and significant technological changes in the satellite communications industry or in competing terrestrial industries may impair a company’s competitive position and require significant additional capital expenditures. There are also regulatory risks associated with the allocation of orbital positions and spectrum under the International Telecommunication Union (“ITU”) and the regulatory bodies in each of the countries in which companies provide service. In addition, the ground facilities used for controlling satellites or relaying data between Earth and the satellites may be subject to operational and environmental risks (such as natural disasters) or licensing and regulatory risks. If a company does not obtain or maintain regulatory authorizations for its satellites and associated ground facilities, it may not be able to operate its existing satellites or expand its operations.

Securities Lending Risk. Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Small- and Mid-Capitalization Company Risk. The small- and mid-capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies, and may underperform other segments of the market or the equity market as a whole. Securities of small- and mid-capitalization companies generally trade in lower volumes, are often more vulnerable to market volatility, and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole.

Valuation Risk. The price the Fund could receive upon the sale of a security or other asset may differ from the Fund’s valuation of the security or other asset, particularly for securities or other assets that trade in low volume or volatile markets or that are valued using a fair value methodology as a result of trade suspensions or for other reasons.

Value-Oriented Investment Strategies Risk. The Fund seeks to invest in stocks that are believed to be undervalued in comparison to their fundamentals and growth opportunities. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive), value stocks generally may be out of favor in the markets.

Performance

Because the Fund has not yet commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholders semi-annually. Updated performance information will be available at no cost by visiting the Fund’s website at http://www.temaetfs.com.

Management

Investment Adviser – Tema ETFs LLC is the investment adviser to the Fund.

Portfolio Managers –Yuri Khodjamirian and Hong Yi Chen (since inception, March 2026).

Sub-Adviser – Tidal Investments LLC (the “Sub-Adviser”)

Portfolio Managers – Qiao Duan and Andy Hicks (since inception, March 2026)

Purchase and Sale of Fund Shares

The Fund issues and redeems shares at NAV only in a large, specified number of shares each called a “Creation Unit,” or multiples thereof, and only with authorized participants (“Authorized Participants”) which have entered into contractual arrangements with Vigilant Distributors, LLC, the Fund’s distributor (“Distributor”). A Creation Unit consists of 10,000 shares. Creation Unit transactions are expected to be typically conducted in exchange for the deposit or delivery of in-kind securities in the Fund’s portfolio. The Fund may, in certain circumstances, offer Creation Units partially or solely for cash.

Individual shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed on the Exchange and because shares will trade at market prices rather than NAV, shares of the Fund may trade at a price greater than or less than NAV.

Tax Information

Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealer and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary, the Adviser or other related companies may pay the intermediary for the sale of shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.